                                                                     Exhibit 24

                               POWER OF ATTORNEY

     The person whose signature appears below does hereby make, constitute and appoint Anne H. McNamara and Charles D. MarLett and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of AMR Corporation (the "Company"), the Post-Effective Amendment No. 2 to the Form S-8 Registration Statement No. 33-27866 of the Company (the "Registration Statement") in connection with the Company's 1988 Long Term Incentive Plan, As Amended and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 15th day of April, 1998.

                                         /s/  Robert L. Crandall
                                       ---------------------------------------
                                              Robert L. Crandall



Witness:


/s/        Charles D. MarLett
-------------------------------------
           Charles D. MarLett

                                                                     Exhibit 24

                               POWER OF ATTORNEY

     The person whose signature appears below does hereby make, constitute and appoint Anne H. McNamara and Charles D. MarLett and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of AMR Corporation (the "Company"), the Post-Effective Amendment No. 2 to the Form S-8 Registration Statement No. 33-27866 of the Company (the "Registration Statement") in connection with the Company's 1988 Long Term Incentive Plan, As Amended and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 15th day of April, 1998.

                                         /s/  Gerard J. Arpey
                                       ---------------------------------------
                                              Gerard J. Arpey



Witness:


/s/   Charles D. MarLett
---------------------------------------
      Charles D. MarLett

                                                                     Exhibit 24

                               POWER OF ATTORNEY

           The person whose signature appears below does hereby make, constitute and appoint Anne H. McNamara and Charles D. MarLett and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of AMR Corporation (the "Company"), the Post-Effective Amendment No. 2 to the Form S-8 Registration Statement No. 33-27866 of the Company (the "Registration Statement") in connection with the Company's 1988 Long Term Incentive Plan, As Amended and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 15th day of April, 1998.

                                         /s/  David L. Boren
                                       ---------------------------------------
                                              David L. Boren



Witness:


/s/   Charles D. MarLett
----------------------------------
      Charles D. MarLett

                                                                     Exhibit 24

                               POWER OF ATTORNEY

           The person whose signature appears below does hereby make, constitute and appoint Anne H. McNamara and Charles D. MarLett and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of AMR Corporation (the "Company"), the Post-Effective Amendment No. 2 to the Form S-8 Registration Statement No. 33-27866 of the Company (the "Registration Statement") in connection with the Company's 1988 Long Term Incentive Plan, As Amended and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 15th day of April, 1998.

                                         /s/  Edward A. Brennan
                                       ---------------------------------------
                                              Edward A. Brennan



Witness:


/s/   Charles D. MarLett
----------------------------------
      Charles D. MarLett

                                                                     Exhibit 24

                               POWER OF ATTORNEY

     The person whose signature appears below does hereby make, constitute and appoint Anne H. McNamara and Charles D. MarLett and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of AMR Corporation (the "Company"), the Post-Effective Amendment No. 2 to the Form S-8 Registration Statement No. 33-27866 of the Company (the "Registration Statement") in connection with the Company's 1988 Long Term Incentive Plan, As Amended and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 15th day of April, 1998.

                                         /s/  Armando M. Codina
                                       ---------------------------------------
                                              Armando M. Codina



Witness:


/s/   Charles D. MarLett
----------------------------------
      Charles D. MarLett

                                                                     Exhibit 24

                               POWER OF ATTORNEY

     The person whose signature appears below does hereby make, constitute and appoint Anne H. McNamara and Charles D. MarLett and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of AMR Corporation (the "Company"), the Post-Effective Amendment No. 2 to the Form S-8 Registration Statement No. 33-27866 of the Company (the "Registration Statement") in connection with the Company's 1988 Long Term Incentive Plan, As Amended and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 28th day of April, 1998.

                                         /s/  Charles T. Fisher, III
                                       ---------------------------------------
                                              Charles T. Fisher, III



Witness:


/s/   Charles D. MarLett
----------------------------------
      Charles D. MarLett

                                                                     Exhibit 24

                               POWER OF ATTORNEY

     The person whose signature appears below does hereby make, constitute and appoint Anne H. McNamara and Charles D. MarLett and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of AMR Corporation (the "Company"), the Post-Effective Amendment No. 2 to the Form S-8 Registration Statement No. 33-27866 of the Company (the "Registration Statement") in connection with the Company's 1988 Long Term Incentive Plan, As Amended and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 15th day of April, 1998.

                                         /s/  Earl G. Graves
                                       ---------------------------------------
                                              Earl G. Graves



Witness:


/s/   Charles D. MarLett
----------------------------------
      Charles D. MarLett

                                                                     Exhibit 24

                               POWER OF ATTORNEY

     The person whose signature appears below does hereby make, constitute and appoint Anne H. McNamara and Charles D. MarLett and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of AMR Corporation (the "Company"), the Post-Effective Amendment No. 2 to the Form S-8 Registration Statement No. 33-27866 of the Company (the "Registration Statement") in connection with the Company's 1988 Long Term Incentive Plan, As Amended and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 15th day of April, 1998.

                                         /s/  Dee J. Kelly
                                       ---------------------------------------
                                              Dee J. Kelly



Witness:


/s/   Charles D. MarLett
----------------------------------
      Charles D. MarLett

                                                                     Exhibit 24

                               POWER OF ATTORNEY

     The person whose signature appears below does hereby make, constitute and appoint Anne H. McNamara and Charles D. MarLett and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of AMR Corporation (the "Company"), the Post-Effective Amendment No. 2 to the Form S-8 Registration Statement No. 33-27866 of the Company (the "Registration Statement") in connection with the Company's 1988 Long Term Incentive Plan, As Amended and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 15th day of April, 1998.

                                         /s/  Ann D. McLaughlin
                                       ---------------------------------------
                                              Ann D. McLaughlin



Witness:


/s/   Charles D. MarLett
----------------------------------
      Charles D. MarLett

                                                                     Exhibit 24

                               POWER OF ATTORNEY

     The person whose signature appears below does hereby make, constitute and appoint Anne H. McNamara and Charles D. MarLett and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of AMR Corporation (the "Company"), the Post-Effective Amendment No. 2 to the Form S-8 Registration Statement No. 33-27866 of the Company (the "Registration Statement") in connection with the Company's 1988 Long Term Incentive Plan, As Amended and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 15th day of April, 1998.

                                         /s/  Charles H. Pistor, Jr.
                                       ---------------------------------------
                                              Charles H. Pistor, Jr.



Witness:


/s/   Charles D. MarLett
----------------------------------
      Charles D. MarLett

                                                                     Exhibit 24

                               POWER OF ATTORNEY

     The person whose signature appears below does hereby make, constitute and appoint Anne H. McNamara and Charles D. MarLett and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of AMR Corporation (the "Company"), the Post-Effective Amendment No. 2 to the Form S-8 Registration Statement No. 33-27866 of the Company (the "Registration Statement") in connection with the Company's 1988 Long Term Incentive Plan, As Amended and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 15th day of April, 1998.

                                         /s/  Joe M. Rodgers
                                       ---------------------------------------
                                              Joe M. Rodgers



Witness:


/s/   Charles D. MarLett
----------------------------------
      Charles D. MarLett

                                                                     Exhibit 24

                               POWER OF ATTORNEY

     The person whose signature appears below does hereby make, constitute and appoint Anne H. McNamara and Charles D. MarLett and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of AMR Corporation (the "Company"), the Post-Effective Amendment No. 2 to the Form S-8 Registration Statement No. 33-27866 of the Company (the "Registration Statement") in connection with the Company's 1988 Long Term Incentive Plan, As Amended and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 15th day of April, 1998.

                                         /s/  Judith Rodin
                                       ---------------------------------------
                                              Judith Rodin



Witness:


/s/   Charles D. MarLett
----------------------------------
      Charles D. MarLett

                                                                     Exhibit 24

                               POWER OF ATTORNEY

     The person whose signature appears below does hereby make, constitute and appoint Anne H. McNamara and Charles D. MarLett and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of AMR Corporation (the "Company"), the Post-Effective Amendment No. 2 to the Form S-8 Registration Statement No. 33-27866 of the Company (the "Registration Statement") in connection with the Company's 1988 Long Term Incentive Plan, As Amended and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 15th day of April, 1998.

                                         /s/  Maurice Segall
                                       ---------------------------------------
                                              Maurice Segall



Witness:


/s/   Charles D. MarLett
----------------------------------
      Charles D. MarLett